                                                                    EXHIBIT 4(b)

                      SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE


                        Providing among other things for

                              FIRST MORTGAGE BONDS,


                FLOATING RATE SENIOR NOTES, due November 15, 2001

                                       and

                FLOATING RATE SENIOR NOTES, due November 15, 2002


                                 --------------


                          Dated as of November 15, 2000

                                 --------------



                            CONSUMERS ENERGY COMPANY


                                       TO


                            THE CHASE MANHATTAN BANK,

                                     TRUSTEE




                                                        Counterpart ______ of 80

         SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE, dated as of November 15, 2000 (herein sometimes referred to as "this Supplemental Indenture"), made and entered into by and between CONSUMERS ENERGY COMPANY, a corporation organized and existing under the laws of the State of Michigan, with its principal executive office and place of business at 212 West Michigan Avenue, in Jackson, Jackson County, Michigan 49201, formerly known as Consumers Power Company, (hereinafter sometimes referred to as the "Company"), and THE CHASE MANHATTAN BANK, a corporation organized and existing under the laws of the State of New York, with its corporate trust offices at 450 W. 33rd Street, in the Borough of Manhattan, The City of New York, New York 10001 (hereinafter sometimes referred to as the "Trustee"), as Trustee under the Indenture dated as of September 1, 1945 between Consumers Power Company, a Maine corporation (hereinafter sometimes referred to as the "Maine corporation"), and City Bank Farmers Trust Company (Citibank, N.A., successor, hereinafter sometimes referred to as the "Predecessor Trustee"), securing bonds issued and to be issued as provided therein (hereinafter sometimes referred to as the "Indenture"),

         WHEREAS at the close of business on January 30, 1959, City Bank Farmers Trust Company was converted into a national banking association under the title "First National City Trust Company"; and

         WHEREAS at the close of business on January 15, 1963, First National City Trust Company was merged into First National City Bank; and

         WHEREAS at the close of business on October 31, 1968, First National City Bank was merged into The City Bank of New York, National Association, the name of which was thereupon changed to First National City Bank; and

         WHEREAS effective March 1, 1976, the name of First National City Bank was changed to Citibank, N.A.; and

         WHEREAS effective July 16, 1984, Manufacturers Hanover Trust Company succeeded Citibank, N.A. as Trustee under the Indenture; and

         WHEREAS effective June 19, 1992, Chemical Bank succeeded by merger to Manufacturers Hanover Trust Company as Trustee under the Indenture; and

         WHEREAS effective July 15, 1996, The Chase Manhattan Bank (National Association), merged with and into Chemical Bank which thereafter was renamed The Chase Manhattan Bank as Trustee under the Indenture; and

         WHEREAS the Indenture was executed and delivered for the purpose of securing such bonds as may from time to time be issued under and in accordance with the terms of the Indenture, the aggregate principal amount of bonds to be secured thereby being limited to $5,000,000,000 at any one time outstanding (except as provided in Section 2.01 of the Indenture), and the Indenture describes and sets forth the property conveyed thereby and is filed in the Office of the Secretary of State of the State of Michigan and is of record in the Office of the Register of Deeds of each county in the State of Michigan in which this Supplemental Indenture is to be recorded; and

         WHEREAS the Indenture has been supplemented and amended by various indentures supplemental thereto, each of which is filed in the Office of the Secretary of State of the State of Michigan and is of record in the Office of the Register of Deeds of each county in the State of Michigan in which this Supplemental Indenture is to be recorded; and

         WHEREAS the Company and the Maine corporation entered into an Agreement of Merger and Consolidation, dated as of February 14, 1968, which provided for the Maine corporation to merge into the Company; and

         WHEREAS the effective date of such Agreement of Merger and Consolidation was June 6, 1968, upon which date the Maine corporation was merged into the Company and the name of the Company was changed from "Consumers Power Company of Michigan" to "Consumers Power Company"; and

         WHEREAS the Company and the Predecessor Trustee entered into a Sixteenth Supplemental Indenture, dated as of June 4, 1968, which provided, among other things, for the assumption of the Indenture by the Company; and

         WHEREAS said Sixteenth Supplemental Indenture became effective on the effective date of such Agreement of Merger and Consolidation; and

         WHEREAS the Company has succeeded to and has been substituted for the Maine corporation under the Indenture with the same effect as if it had been named therein as the mortgagor corporation; and

         WHEREAS effective March 11, 1997, the name of Consumers Power Company was changed to Consumers Energy Company; and

         WHEREAS, the Company has entered into an Indenture dated as of February 1, 1998 ("Senior Note Indenture") with The Chase Manhattan Bank, as trustee ("Senior Note Trustee") providing for the issuance of notes thereunder, and pursuant to such Senior Note Indenture the Company has agreed to issue to the Senior Note Trustee, as security for the notes ("Senior Notes") to be issued thereunder, a new series of bonds under the Indenture at the time of authentication of each series of Senior Notes issued under such Senior Note Indenture; and

         WHEREAS, for such purposes the Company desires to issue: (i) a new series of bonds, to be designated First Mortgage Bonds, Floating Rate Senior Notes, due November 15, 2001, each of which bonds shall also bear the descriptive title "First Mortgage Bond" (hereinafter provided for and hereinafter sometimes referred to as the "2001 Note Bonds"), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified herein and are to mature November 15, 2001 and (ii) a new series of bonds, to be designated First Mortgage Bonds, Floating Rate Senior Notes, due November 15, 2002, each of which bonds shall also bear the descriptive title "First Mortgage Bond" (hereinafter provided for and hereinafter sometimes referred to as the "2002 Note Bonds"), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified herein and are to mature November 15, 2002; and

         WHEREAS, the 2001 Note Bonds shall be issued to the Senior Note Trustee in connection with the issuance by the Company of its Floating Rate Senior Notes due November 15, 2001 (the "2001 Notes") and the 2002 Note Bonds shall be issued to the Senior Note Trustee in connection with the issuance by the Company of its Floating Rate Senior Notes due November 15, 2002 (the "2002 Notes"); and

                  WHEREAS, each of the registered bonds without coupons of the 2001 Note Bonds and the Trustee's Authentication Certificate thereon and the 2002 Note Bonds and the Trustee's Authentication Certificate thereon are to be substantially in the following forms, to wit:

                [FORM OF REGISTERED BOND OF THE 2001 NOTE BONDS]

                                     [FACE]

         NOTWITHSTANDING ANY PROVISIONS HEREOF OR IN THE INDENTURE, THIS BOND IS NOT ASSIGNABLE OR TRANSFERABLE EXCEPT AS PERMITTED OR REQUIRED BY SECTION 4.04 OF THE INDENTURE, DATED AS OF FEBRUARY 1, 1998 BETWEEN CONSUMERS ENERGY COMPANY AND THE CHASE MANHATTAN BANK, AS TRUSTEE.

                            CONSUMERS ENERGY COMPANY

                               FIRST MORTGAGE BOND
                           FLOATING RATE SENIOR NOTES
                              DUE NOVEMBER 15, 2001

No. 1                             $125,000,000

         CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the "Company"), for value received, hereby promises to pay to The Chase Manhattan Bank, as trustee under the Senior Note Indenture hereinafter referred to, or registered assigns, the principal sum of One Hundred Twenty-Five Million Dollars on November 15, 2001, and to pay to the registered holder hereof interest on said sum from the latest quarterly interest payment date to which interest has been paid on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from the date hereof, or unless the date hereof is prior to February 15, 2001, in which case from November 20, 2000, (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from the next preceding quarterly interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is February 15, 2001, from November 20, 2000), at the initial rate as set forth in the 2001 Notes referred to below through February 15, 2001. Thereafter, the interest rate shall be determined in accordance with the terms of the 2001 Notes referred to below.

         Under an Indenture dated as of February 1, 1998 (hereinafter sometimes referred to as the "Senior Note Indenture"), between Consumers Energy Company and The Chase Manhattan Bank, as trustee (hereinafter sometimes called the "Senior Note Trustee"), the Company will issue, concurrently with the issuance of this bond, an issue of notes under the Senior Note Indenture entitled Floating Rate Senior Notes, due November 15, 2001 (the "2001 Notes"). Pursuant to Article IV of the Senior Note Indenture, this bond is issued to the Senior Note Trustee to secure any and all obligations of the Company under the 2001 Notes and any other series of senior notes from time to time outstanding under the Senior Note Indenture. Payment of principal of, or premium, if any, or interest on, the 2001 Notes shall constitute payments on this bond as further provided herein and in the Supplemental Indenture.

         The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

         This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

         IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his signature or a facsimile thereof.

                                         CONSUMERS ENERGY COMPANY,

Dated:  November ___, 2000               By  ________________________________




Attest:  _________________________










                      TRUSTEE'S AUTHENTICATION CERTIFICATE


         This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

                                         THE CHASE MANHATTAN BANK, Trustee


                                         By  __________________________________
                                                     Authorized Officer

                                    [REVERSE]

                            CONSUMERS ENERGY COMPANY

                               FIRST MORTGAGE BOND
                           FLOATING RATE SENIOR NOTES
                              DUE NOVEMBER 15, 2001


         The interest payable on any February 15, May 15, August 15 and November 15 will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be February 1, May 1, August 1 or November 1, as the case may be, next preceding such interest payment date, or, if such February 1, May 1, August 1 or November 1 shall be a legal holiday or a day on which banking institutions in the City of New York, New York or the City of Detroit, Michigan are authorized by law to close, the next succeeding day which shall not be a legal holiday or a day on which such institutions are so authorized to close. The principal of and the premium, if any, and the interest on this bond shall be payable at the office or agency of the Company in the City of Jackson, Michigan designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

         The 2001 Notes are not subject to redemption.

         Upon payment of the principal of and interest by the Company on the 2001 Notes, whether at maturity or otherwise or upon provision for the payment thereof having been made in accordance with Section 5.01(a) of the Senior Note Indenture, the 2001 Note Bonds in a principal amount equal to the principal amount of such 2001 Notes and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal (and premium, if any) this bond shall be surrendered to the Company for cancellation as provided in Section 4.08 of the Senior Note Indenture. The Trustee may at anytime and all times conclusively assume that the obligation of the Company to make payments with respect to the principal of and interest on this bond, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Senior Note Trustee signed by one of its officers stating (i) that timely payment of, or premium or interest on, the 2001 Notes has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Senior Note Trustee pursuant to the Senior Note Indenture, and (iii) the amount of the arrearage.

         For purposes of Section 4.09 of the Senior Note Indenture, this bond shall be deemed to be the "related series of Senior Note First Mortgage Bonds" in respect of the 2001 Notes.

         This bond is one of the bonds issued and to be issued from time to time under and in accordance with and all secured by an Indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (The Chase Manhattan Bank, successor) (hereinafter sometimes referred to as the "Trustee"), and indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the "Indenture") reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company's interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof, or (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the percentage of the principal amount of the bonds the holders of which are required to approve any such supplemental indenture.

         The Company reserves the right, without any consent, vote or other action by holders of bonds of this series or any other series created after the Sixty-eighth Supplemental Indenture to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

         This bond is not redeemable except upon written demand of the Senior Note Trustee following the occurrence of an Event of Default under the Senior
Note Indenture and the acceleration of the senior notes, as provided in Section
8.01 of the Senior Note Indenture. This bond is not redeemable by the operation of the improvement fund or the maintenance and replacement provisions of the Indenture or with the proceeds of released property.

         This bond shall not be assignable or transferable except as permitted or required by Section 4.04 of the Senior Note Indenture. Any such transfer shall be effected at the Investor Services Department of the Company, as transfer agent (hereinafter referred to as "corporate trust office"). This bond shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at said corporate trust office of the transfer agent. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

         As provided in Section 4.11 of the Senior Note Indenture, from and after the Release Date (as defined in the Senior Note Indenture), the obligations of the Company with respect to this bond shall be deemed to be satisfied and discharged, this bond shall cease to secure in any manner any senior notes outstanding under the Senior Note Indenture, and, pursuant to
Section 4.08 of the Senior Note Indenture, the Senior Note Trustee shall forthwith deliver this bond to the Company for cancellation.

         In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture.

         No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.


                              --------------------


                [FORM OF REGISTERED BOND OF THE 2002 NOTE BONDS]

                                     [FACE]

         NOTWITHSTANDING ANY PROVISIONS HEREOF OR IN THE INDENTURE, THIS BOND IS NOT ASSIGNABLE OR TRANSFERABLE EXCEPT AS PERMITTED OR REQUIRED BY SECTION 4.04 OF THE INDENTURE, DATED AS OF FEBRUARY 1, 1998 BETWEEN CONSUMERS ENERGY COMPANY AND THE CHASE MANHATTAN BANK, AS TRUSTEE.

                            CONSUMERS ENERGY COMPANY

                               FIRST MORTGAGE BOND
                           FLOATING RATE SENIOR NOTES
                              DUE NOVEMBER 15, 2002

No. 1                              $100,000,000

         CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the "Company"), for value received, hereby promises to pay to The Chase Manhattan Bank, as trustee under the Senior Note Indenture hereinafter referred to, or registered assigns, the principal sum of One Hundred Million Dollars on November 15, 2002, and to pay to the registered holder hereof interest on said sum from the latest quarterly interest payment date to which interest has been paid on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from the date hereof, or unless the date hereof is prior to February 15, 2001, in which case from November 20, 2000, (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from the next preceding quarterly interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is February 15, 2001, from November 20, 2000), at the initial rate as set forth in the 2002 Notes referred to below through February 15, 2001. Thereafter, the interest rate shall be determined in accordance with the terms of the 2002 Notes referred to below.

         Under an Indenture dated as of February 1, 1998 (hereinafter sometimes referred to as the "Senior Note Indenture"), between Consumers Energy Company and The Chase Manhattan Bank, as trustee (hereinafter sometimes called the "Senior Note Trustee"), the Company will issue, concurrently with the issuance of this bond, an issue of notes under the Senior Note Indenture entitled Floating Rate Senior Notes, due November 15, 2002 (the "2002 Notes"). Pursuant to Article IV of the Senior Note Indenture, this bond is issued to the Senior Note Trustee to secure any and all obligations of the Company under the 2002 Notes and any other series of senior notes from time to time outstanding under the Senior Note Indenture. Payment of principal of, or premium, if any, or interest on, the 2002 Notes shall constitute payments on this bond as further provided herein and in the Supplemental Indenture.

         The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

         This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

         IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his signature or a facsimile thereof.

                                         CONSUMERS ENERGY COMPANY,

Dated:  November ___, 2000               By  ________________________________




Attest:  _________________________










                      TRUSTEE'S AUTHENTICATION CERTIFICATE


         This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

                                         THE CHASE MANHATTAN BANK, Trustee


                                         By ____________________________________
                                                      Authorized Officer

                                    [REVERSE]

                            CONSUMERS ENERGY COMPANY

                               FIRST MORTGAGE BOND
                           FLOATING RATE SENIOR NOTES
                              DUE NOVEMBER 15, 2002


         The interest payable on any February 15, May 15, August 15 and November 15 will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be February 1, May 1, August 1 or November 1, as the case may be, next preceding such interest payment date, or, if such February 1, May 1, August 1 or November 1 shall be a legal holiday or a day on which banking institutions in the City of New York, New York or the City of Detroit, Michigan are authorized by law to close, the next succeeding day which shall not be a legal holiday or a day on which such institutions are so authorized to close. The principal of and the premium, if any, and the interest on this bond shall be payable at the office or agency of the Company in the City of Jackson, Michigan designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

         The 2002 Notes are subject to Redemption described therein. In the event the Redemption is exercised as set forth in the 2002 Notes, interest on this bond shall cease to accrue on the redemption date in accordance with 2002 Notes. The Senior Note Trustee shall give written notice to the Trustee that the Redemption has been exercised.

         Upon payment of the principal of and interest by the Company on the 2002 Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with
Section 5.01(a) of the Senior Note Indenture, the 2002 Note Bonds in a principal amount equal to the principal amount of such 2002 Notes and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal (and premium, if any) this bond shall be surrendered to the Company for cancellation as provided in Section 4.08 of the Senior Note Indenture. The Trustee may at anytime and all times conclusively assume that the obligation of the Company to make payments with respect to the principal of and interest on this bond, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Senior Note Trustee signed by one of its officers stating (i) that timely payment of, or premium or interest on, the 2002 Notes has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Senior Note Trustee pursuant to the Senior Note Indenture, and (iii) the amount of the arrearage.

         For purposes of Section 4.09 of the Senior Note Indenture, this bond shall be deemed to be the "related series of Senior Note First Mortgage Bonds" in respect of the 2002 Notes.

         This bond is one of the bonds issued and to be issued from time to time under and in accordance with and all secured by an Indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (The Chase Manhattan Bank, successor) (hereinafter sometimes referred to as the "Trustee"), and indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the "Indenture") reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company's interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof, or (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the percentage of the principal amount of the bonds the holders of which are required to approve any such supplemental indenture.

         The Company reserves the right, without any consent, vote or other action by holders of bonds of this series or any other series created after the Sixty-eighth Supplemental Indenture to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

         This bond is not redeemable except upon written demand of the Senior Note Trustee following the occurrence of an Event of Default under the Senior
Note Indenture and the acceleration of the senior notes, as provided in Section
8.01 of the Senior Note Indenture. This bond is not redeemable by the operation of the improvement fund or the maintenance and replacement provisions of the Indenture or with the proceeds of released property.

         This bond shall not be assignable or transferable except as permitted or required by Section 4.04 of the Senior Note Indenture. Any such transfer shall be effected at the Investor Services Department of the Company, as transfer agent (hereinafter referred to as "corporate trust office"). This bond shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at said corporate trust office of the transfer agent. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

         As provided in Section 4.11 of the Senior Note Indenture, from and after the Release Date (as defined in the Senior Note Indenture), the obligations of the Company with respect to this bond shall be deemed to be satisfied and discharged, this bond shall cease to secure in any manner any senior notes outstanding under the Senior Note Indenture, and, pursuant to
Section 4.08 of the Senior Note Indenture, the Senior Note Trustee shall forthwith deliver this bond to the Company for cancellation.

         In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture.

         No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

                              --------------------


         AND WHEREAS all acts and things necessary to make the 2001 Note Bonds and the 2002 Note Bonds, when duly executed by the Company and authenticated by the Trustee or its agent and issued as prescribed in the Indenture, as heretofore supplemented and amended, and this Supplemental Indenture provided, the valid, binding and legal obligations of the Company, and to constitute the Indenture, as supplemented and amended as aforesaid, as well as by this Supplemental Indenture, a valid, binding and legal instrument for the security thereof, have been done and performed, and the creation, execution and delivery of this Supplemental Indenture and the creation, execution and issuance of bonds subject to the terms hereof and of the Indenture, as so supplemented and amended, have in all respects been duly authorized;

         NOW, THEREFORE, in consideration of the premises, of the acceptance and purchase by the holders thereof of the bonds issued and to be issued under the Indenture, as supplemented and amended as above set forth, and of the sum of One Dollar duly paid by the Trustee to the Company, and of other good and valuable considerations, the receipt whereof is hereby acknowledged, and for the purpose of securing the due and punctual payment of the principal of and premium, if any, and interest on all bonds now outstanding under the Indenture and the $125,000,000 principal amount of the 2001 Note Bonds and the $100,000,000 principal amount of the 2002 Note Bonds proposed to be issued initially and all other bonds which shall be issued under the Indenture, as supplemented and amended from time to time, and for the purpose of securing the faithful performance and observance of all covenants and conditions therein, and in any indenture supplemental thereto, set forth, the Company has given, granted, bargained, sold, released, transferred, assigned, hypothecated, pledged, mortgaged, confirmed, set over, warranted, alienated and conveyed and by these presents does give, grant, bargain, sell, release, transfer, assign, hypothecate, pledge, mortgage, confirm, set over, warrant, alien and convey unto The Chase Manhattan Bank, as Trustee, as provided in the Indenture, and its successor or successors in the trust thereby and hereby created and to its or their assigns forever, all the right, title and interest of the Company in and to all the property, described in Section 13 hereof, together (subject to the provisions of Article X of the Indenture) with the tolls, rents, revenues, issues, earnings, income, products and profits thereof, excepting, however, the property, interests and rights specifically excepted from the lien of the Indenture as set forth in the Indenture.

         TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the premises, property, franchises and rights, or any thereof, referred to in the foregoing granting clause, with the reversion and reversions, remainder and remainders and (subject to the provisions of Article X of the Indenture) the tolls, rents, revenues, issues, earnings, income, products and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid premises, property, franchises and rights and every part and parcel thereof.

         SUBJECT, HOWEVER, with respect to such premises, property, franchises and rights, to excepted encumbrances as said term is defined in Section 1.02 of the Indenture, and subject also to all defects and limitations of title and to all encumbrances existing at the time of acquisition.

         TO HAVE AND TO HOLD all said premises, property, franchises and rights hereby conveyed, assigned, pledged or mortgaged, or intended so to be, unto the Trustee, its successor or successors in trust and their assigns forever;

         BUT IN TRUST, NEVERTHELESS, with power of sale for the equal and proportionate benefit and security of the holders of all bonds now or hereafter authenticated and delivered under and secured by the Indenture and interest coupons appurtenant thereto, pursuant to the provisions of the Indenture and of any supplemental indenture, and for the enforcement of the payment of said bonds and coupons when payable and the performance of and compliance with the covenants and conditions of the Indenture and of any supplemental indenture, without any preference, distinction or priority as to lien or otherwise of any bond or bonds over others by reason of the difference in time of the actual authentication, delivery, issue, sale or negotiation thereof or for any other reason whatsoever, except as otherwise expressly provided in the Indenture; and so that each and every bond now or hereafter authenticated and delivered thereunder shall have the same lien, and so that the principal of and premium, if any, and interest on every such bond shall, subject to the terms thereof, be equally and proportionately secured, as if it had been made, executed, authenticated, delivered, sold and negotiated simultaneously with the execution and delivery thereof.

         AND IT IS EXPRESSLY DECLARED by the Company that all bonds authenticated and delivered under and secured by the Indenture, as supplemented and amended as above set forth, are to be issued, authenticated and delivered, and all said premises, property, franchises and rights hereby and by the Indenture and indentures supplemental thereto conveyed, assigned, pledged or mortgaged, or intended so to be, are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes expressed in the Indenture, as supplemented and amended as above set forth, and the parties hereto mutually agree as follows:

         SECTION 1. There are hereby created two series of bonds (the "2001 Note Bonds" and the "2002 Note Bonds") designated as hereinabove provided, both of which shall also bear the descriptive title "First Mortgage Bond", and the forms thereof shall be substantially as hereinbefore set forth. The 2001 Note Bonds and the 2002 Note Bonds are collectively called herein the "Note Bonds". The 2001 Note Bonds shall be issued in the aggregate principal amount of $125,000,000, shall mature on November 15, 2001 and shall be issued only as registered bonds without coupons in denominations of $1,000 and any multiple thereof. The 2002 Note Bonds shall be issued in the aggregate principal amount of $100,000,000, shall mature on November 15, 2002 and shall be issued only as registered bonds without coupons in denominations of $1,000 and any multiple thereof. The serial numbers of bonds of the Note Bonds shall be such as may be approved by any officer of the Company, the execution thereof by any such officer either manually or by facsimile signature to be conclusive evidence of such approval. The 2001 Note Bonds shall bear interest at the initial rate as set forth in the 2001 Notes until but excluding February 15, 2001 whereupon the interest rate will be determined in accordance with the 2001 Notes. The 2002 Note Bonds shall bear interest at the initial rate as set forth in the 2002 Notes until but excluding February 15, 2001 whereupon the interest rate will be determined in accordance with the 2002 Notes. The principal of and the premium, if any, and the interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at the office or agency of the Company in the City of Jackson, Michigan designated for that purpose.

         The 2001 Notes and the 2002 Notes are collectively called herein the "Notes". Upon any payment by the Company of the principal of and interest on, all or any portion of the Notes whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Section 5.01(a) of the Senior Note Indenture, the Note Bonds in a principal amount equal to the principal amount of such Notes and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal (and premium, if any) such bonds of said series shall be surrendered to the Company for cancellation as provided in
Section 4.08 of the Senior Note Indenture. The Trustee may at anytime and all times conclusively assume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the 2001 Note Bonds and/or the 2002 Note Bonds, as the case may be, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Senior Note Trustee signed by one of its officers stating (i) that timely payment of or premium or interest on, the 2001 Notes and/or the 2002 Notes has not been so made, (ii) that the Company is in arrears as to the payments required to be made by it to the Senior Note Trustee pursuant to the Senior Note Indenture, and (iii) the amount of the arrearage.

         The Note Bonds are to be issued to and registered in the name of The Chase Manhattan Bank, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Senior Note Trustee") under the Indenture, dated as of February 1, 1998 (hereinafter sometimes referred to as the "Senior Note Indenture") between Consumers Energy Company and the Senior Note Trustee, to secure any and all obligations of the Company under the Notes and any other series of senior notes from time to time outstanding under the Senior Note Indenture.

         The Note Bonds shall not be assignable or transferable except as permitted or required by Section 4.04 of the Senior Note Indenture. Any such transfer shall be effected at the Investor Services Department of the Company, as transfer agent (hereinafter referred to as "corporate trust office"). The Note Bonds shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at said corporate trust office of the transfer agent. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

         SECTION 2. The Note Bonds shall not be redeemable except as set forth in Section 3 hereof.

         The Note Bonds are not redeemable by the operation of the maintenance and replacement provisions of this Indenture or with the proceeds of released property.

         SECTION 3. Upon the occurrence of an Event of Default under the Senior
Note Indenture and the acceleration of the 2001 Notes and/or the 2002 Notes, the 2001 Note Bonds and/or the 2002 Note Bonds shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a "Redemption Demand") from the Senior Note Trustee stating that there has occurred under the Senior Note Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the 2001 Notes and/or the 2002 Notes, specifying the last date to which interest on such notes has been paid (such date being hereinafter referred to as the "Initial Interest Accrual Date") and demanding redemption of the Note Bonds. The Company waives any right it may have to prior notice of such redemption under the Indenture. Upon surrender of the 2001 Note Bonds and/or the 2002 Note Bonds by the Senior Note Trustee to the Trustee, the 2001 Note Bonds and/or the 2002 Note Bonds, as the case may be, shall be redeemed at a redemption price equal to the principal amount thereof plus accrued interest thereon from the Initial Interest Accrual Date to the date of the Redemption Demand; provided, however, that in the event of a recision of acceleration of senior notes pursuant to the last paragraph of
Section 8.01(a) of the Senior Note Indenture, then any Redemption Demand shall thereby be deemed to be rescinded by the Senior Note Trustee; but no such recision or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

         SECTION 4. For purposes of Section 4.09 of the Senior Note Indenture, the 2001 Note Bonds and the 2002 Note Bonds shall be deemed to be the "related series of Senior Note First Mortgage Bonds" in respect of the 2001 Notes and the 2002 Notes, respectively.

         SECTION 5. As provided in Section 4.11 of the Senior Note Indenture, from and after the Release Date (as defined in the Senior Note Indenture), the obligations of the Company with respect to the Note Bonds shall be deemed to be satisfied and discharged, the Note Bonds shall cease to secure in any manner any senior notes outstanding under the Senior Note Indenture, and, pursuant to
Section 4.08 of the Senior Note Indenture, the Senior Note Trustee shall forthwith deliver the Note Bonds to the Company for cancellation.

         SECTION 6. The Company reserves the right, without any consent, vote or other action by the holder of the Note Bonds or the holders of any Notes, or of any subsequent series of bonds issued under the Indenture, to make such amendments to the Indenture, as supplemented, as shall be necessary in order to amend Section 17.02 to read as follows:

              SECTION 17.02. With the consent of the holders of not less than a majority in principal amount of the bonds at the time outstanding or their attorneys-in-fact duly authorized, or, if fewer than all series are affected, not less than a majority in principal amount of the bonds at the time outstanding of each series the rights of the holders of which are affected, voting together, the Company, when authorized by a resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying the rights and obligations of the Company and the rights of the holders of any of the bonds and coupons; provided, however, that no such supplemental indenture shall (1) extend the maturity of any of the bonds or reduce the rate or extend the time of payment of interest thereon, or reduce the amount of the principal thereof, or reduce any premium payable on the redemption thereof, without the consent of the holder of each bond so affected, or (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of this Indenture, without the consent of the holders of all the bonds then outstanding, or (3) reduce the aforesaid percentage of the principal amount of bonds the holders of which are required to approve any such supplemental indenture, without the consent of the holders of all the bonds then outstanding. For the purposes of this Section, bonds shall be deemed to be affected by a supplemental indenture if such supplemental indenture adversely affects or diminishes the rights of holders thereof against the Company or against its property. The Trustee may in its discretion determine whether or not, in accordance with the foregoing, bonds of any particular series would be affected by any supplemental indenture and any such determination shall be conclusive upon the holders of bonds of such series and all other series. Subject to the provisions of Sections 16.02 and 16.03 hereof, the Trustee shall not be liable for any determination made in good faith in connection herewith.

              Upon the written request of the Company, accompanied by a resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of bondholders as aforesaid (the instrument or instruments evidencing such consent to be dated within one year of such request), the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

              It shall not be necessary for the consent of the bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

              The Company and the Trustee, if they so elect, and either before or after such consent has been obtained, may require the holder of any bond consenting to the execution of any such supplemental indenture to submit his bond to the Trustee or to ask such bank, banker or trust company as may be designated by the Trustee for the purpose, for the notation thereon of the fact that the holder of such bond has consented to the execution of such supplemental indenture, and in such case such notation, in form satisfactory to the Trustee, shall be made upon all bonds so submitted, and such bonds bearing such notation shall forthwith be returned to the persons entitled thereto.

              Prior to the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall publish a notice, setting forth in general terms the substance of such supplemental indenture, at least once in one daily newspaper of general circulation in each city in which the principal of any of the bonds shall be payable, or, if all bonds outstanding shall be registered bonds without coupons or coupon bonds registered as to principal, such notice shall be sufficiently given if mailed, first class, postage prepaid, and registered if the Company so elects, to each registered holder of bonds at the last address of such holder appearing on the registry books, such publication or mailing, as the case may be, to be made not less than thirty days prior to such execution. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 7. As supplemented and amended as above set forth, the Indenture is in all respects ratified and confirmed, and the Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

         SECTION 8. Nothing contained in this Supplemental Indenture shall, or shall be construed to, confer upon any person other than a holder of bonds issued under the Indenture, as supplemented and amended as above set forth, the Company, the Trustee and the Senior Note Trustee, for the benefit of the holder or holders of the Notes, any right or interest to avail himself of any benefit under any provision of the Indenture, as so supplemented and amended.

         SECTION 9. The Trustee assumes no responsibility for or in respect of the validity or sufficiency of this Supplemental Indenture or of the Indenture as hereby supplemented or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein (other than those contained in the sixth and seventh recitals hereof), all of which recitals and statements are made solely by the Company.

         SECTION 10. This Supplemental Indenture may be simultaneously executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

         SECTION 11. In the event the date of any notice required or permitted hereunder or the date of maturity of interest on or principal of the Note Bonds or the date fixed for redemption or repayment of the Note Bonds shall not be a Business Day, then (notwithstanding any other provision of the Indenture or of any supplemental indenture thereto) such notice or such payment of such interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for such notice or as if made on the date of maturity or the date fixed for redemption or repayment, and no interest shall accrue for the period from and after such date. "Business Day" means, with respect to this Section 11, a day of the year on which banks are not required or authorized to close in New York City or Detroit, Michigan.

         SECTION 12. This Supplemental Indenture and the Note Bonds shall be governed by and deemed to be a contract under, and construed in accordance with, the laws of the State of Michigan, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

         SECTION 13. Detailed Description of Property Mortgaged:


                                       I.

                       ELECTRIC GENERATING PLANTS AND DAMS

         All the electric generating plants and stations of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including all powerhouses, buildings, reservoirs, dams, pipelines, flumes, structures and works and the land on which the same are situated and all water rights and all other lands and easements, rights of way, permits, privileges, towers, poles, wires, machinery, equipment, appliances, appurtenances and supplies and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such plants and stations or any of them, or adjacent thereto.


                                       II.

                           ELECTRIC TRANSMISSION LINES

         All the electric transmission lines of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including towers, poles, pole lines, wires, switches, switch racks, switchboards, insulators and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such transmission lines or any of them or adjacent thereto; together with all real property, rights of way, easements, permits, privileges, franchises and rights for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways, within as well as without the corporate limits of any municipal corporation. Also all the real property, rights of way, easements, permits, privileges and rights for or relating to the construction, maintenance or operation of certain transmission lines, the land and rights for which are owned by the Company, which are either not built or now being constructed.

                                      III.

                          ELECTRIC DISTRIBUTION SYSTEMS

         All the electric distribution systems of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including substations, transformers, switchboards, towers, poles, wires, insulators, subways, trenches, conduits, manholes, cables, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such distribution systems or any of them or adjacent thereto; together with all real property, rights of way, easements, permits, privileges, franchises, grants and rights, for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways within as well as without the corporate limits of any municipal corporation.


                                       IV.

                              ELECTRIC SUBSTATIONS,
                          SWITCHING STATIONS AND SITES

         All the substations, switching stations and sites of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, for transforming, regulating, converting or distributing or otherwise controlling electric current at any of its plants and elsewhere, together with all buildings, transformers, wires, insulators and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with any of such substations and switching stations, or adjacent thereto, with sites to be used for such purposes.

                                       V.

                 GAS COMPRESSOR STATIONS, GAS PROCESSING PLANTS,
                  DESULPHURIZATION STATIONS, METERING STATIONS,
                    ODORIZING STATIONS, REGULATORS AND SITES

         All the compressor stations, processing plants, desulphurization stations, metering stations, odorizing stations, regulators and sites of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, for compressing, processing, desulphurizing, metering, odorizing and regulating manufactured or natural gas at any of its plants and elsewhere, together with all buildings, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with any of such purposes, with sites to be used for such purposes.

                                       VI.

                               GAS STORAGE FIELDS

         The natural gas rights and interests of the Company, including wells and well lines (but not including natural gas, oil and minerals), the gas gathering system, the underground gas storage rights, the underground gas storage wells and injection and withdrawal system used in connection therewith, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture: In the Overisel Gas Storage Field, located in the Township of Overisel, Allegan County, and in the Township of Zeeland, Ottawa County, Michigan; in the Northville Gas Storage Field located in the Township of Salem, Washtenaw County, Township of Lyon, Oakland County, and the Townships of Northville and Plymouth and City of Plymouth, Wayne County, Michigan; in the Salem Gas Storage Field, located in the Township of Salem, Allegan County, and in the Township of Jamestown, Ottawa County, Michigan; in the Ray Gas Storage Field, located in the Townships of Ray and Armada, Macomb County, Michigan; in the Lenox Gas Storage Field, located in the Townships of Lenox and Chesterfield, Macomb County, Michigan; in the Ira Gas Storage Field, located in the Township of Ira, St. Clair County, Michigan; in the Puttygut Gas Storage Field, located in the Township of Casco, St. Clair County, Michigan; in the Four Corners Gas Storage Field, located in the Townships of Casco, China, Cottrellville and Ira, St. Clair County, Michigan; in the Swan Creek Gas Storage Field, located in the Township of Casco and Ira, St. Clair County, Michigan; and in the Hessen Gas Storage Field, located in the Townships of Casco and Columbus, St. Clair, Michigan.


                                      VII.

                             GAS TRANSMISSION LINES

         All the gas transmission lines of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including gas mains, pipes, pipelines, gates, valves, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such transmission lines or any of them or adjacent thereto; together with all real property, right of way, easements, permits, privileges, franchises and rights for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways, within as well as without the corporate limits of any municipal corporation.


                                      VIII.

                            GAS DISTRIBUTION SYSTEMS

         All the gas distribution systems of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including tunnels, conduits, gas mains and pipes, service pipes, fittings, gates, valves, connections, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such distribution systems or any of them or adjacent thereto; together with all real property, rights of way, easements, permits, privileges, franchises, grants and rights, for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways within as well as without the corporate limits of any municipal corporation.

                                       IX.

                                OFFICE BUILDINGS,
                        SERVICE BUILDINGS, GARAGES, ETC.

         All office, garage, service and other buildings of the Company, wherever located, in the State of Michigan, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, together with the land on which the same are situated and all easements, rights of way and appurtenances to said lands, together with all furniture and fixtures located in said buildings.


                                       X.

                            TELEPHONE PROPERTIES AND
                          RADIO COMMUNICATION EQUIPMENT

         All telephone lines, switchboards, systems and equipment of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the line of the Indenture, used or available for use in the operation of its properties, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such telephone properties or any of them or adjacent thereto; together with all real estate, rights of way, easements, permits, privileges, franchises, property, devices or rights related to the dispatch, transmission, reception or reproduction of messages, communications, intelligence, signals, light, vision or sound by electricity, wire or otherwise, including all telephone equipment installed in buildings used as general and regional offices, substations and generating stations and all telephone lines erected on towers and poles; and all radio communication equipment of the Company, together with all property, real or personal (except any in the Indenture expressly excepted), fixed stations, towers, auxiliary radio buildings and equipment, and all appurtenances used in connection therewith, wherever located, in the State of Michigan.


                                       XI.

                               OTHER REAL PROPERTY

         All other real property of the Company and all interests therein, of every nature and description (except any in the Indenture expressly excepted) wherever located, in the State of Michigan, acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the line of the Indenture.

         SECTION 14. The Company is a transmitting utility under Section 9401(5) of the Michigan Uniform Commercial Code (M.C.L. 440.9401(5)) as defined in M.C.L. 440.9105(n).

         IN WITNESS WHEREOF, said Consumers Energy Company has caused this Supplemental Indenture to be executed in its corporate name by its Chairman of the Board, President, a Vice President or its Treasurer and its corporate seal to be hereunto affixed and to be attested by its Secretary or an Assistant Secretary, and said The Chase Manhattan Bank, as Trustee as aforesaid, to evidence its acceptance hereof, has caused this Supplemental Indenture to be executed in its corporate name by a Vice President and its corporate seal to be hereunto affixed and to be attested by a Trust Officer, in several counterparts, all as of the day and year first above written.

                                         CONSUMERS ENERGY COMPANY



(SEAL)                                   By:    /s/Alan M. Wright
                                             -----------------------------------
                                                Alan M. Wright
Attest:                                         Senior Vice President and
                                                Chief Financial Officer


/s/Joyce H. Norkey
--------------------------
Joyce H. Norkey
Assistant Secretary


Signed, sealed and delivered
by CONSUMERS ENERGY COMPANY
in the presence of


/s/Kimberly C. Wilson
--------------------------
Kimberly C. Wilson


/s/Sammie B. Dalton
--------------------------
Sammie B. Dalton


STATE OF MICHIGAN )
                  ss.
COUNTY OF JACKSON )

         The foregoing instrument was acknowledged before me this 20th day of November, 2000, by Alan M. Wright, Senior Vice President and Chief Financial Officer of CONSUMERS ENERGY COMPANY, a Michigan corporation, on behalf of the corporation.


                                          /s/Margaret Hillman
                                         --------------------
                                         Margaret Hillman, Notary Public
[Seal]                                   Jackson County, Michigan
                                         My Commission Expires:  June 14, 2004

                                         THE CHASE MANHATTAN BANK, AS TRUSTEE



(SEAL)                                   By:   /s/ L. O'Brien
                                            ------------------------
Attest:                                        Vice President



/s/ Diane Darconte
-------------------------
Diane Darconte
Trust Officer



Signed, sealed and delivered by
THE CHASE MANHATTAN BANK in the
presence of:


/s/Glenn G. McKeever
-------------------------
Glenn G. McKeever
Vic President

/s/ P. Morabito
-------------------------
P. Morabito
Vice President




STATE OF NEW YORK  )
                   )  ss.
COUNTY OF NEW YORK )

         The foregoing instrument was acknowledged before me this 20th day of November, 2000, by L. O'Brien, a Vice President of THE CHASE MANHATTAN BANK, a New York corporation, on behalf of the corporation.


                                        /s/ Robert S. Peschler
                                        -------------------------
                                        Notary Public
[Seal]                                  New York County, New York
                                        My Commission Expires:





Prepared by:                            When recorded, return to:
Kimberly C. Wilson                      Consumers Energy Company
212 West Michigan Avenue                General Services Real Estate Department
Jackson, MI 49201                       Attn:  Nancy P. Fisher, P-21-410B
                                        1945 W. Parnall Road
                                        Jackson, MI 49201






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